Virtus Mid-Cap Core Fund,

a Series of Virtus Equity Trust

Supplement dated April 26, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

The description of the fund’s market capitalization policy under Principal Investment Strategies in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby revised and replaced with the following: “Under normal circumstances, the fund invests at least 80% of its assets in equity securities of medium capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions. As of its most recent reconstitution on June 30, 2011, the market capitalization range of companies included in the Russell Midcap® Index was $520 million to $17.9 billion.”

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 MidCapCore CapRange (4/2012)